SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                     [ ] Confidential, for Use
                                                         of the Commission Only
                                                         (as permitted by Rule
                                                         14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-11(c) or Rule 14a-12

                             THE GLENMEDE FUND, INC.

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                             THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                           Boston, Massachusetts 02116
                                 (800) 442-8299

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

   Notice is hereby given that a special meeting of shareholders of the Institutional International Portfolio and the International Portfolio, investment portfolios of The Glenmede Fund, Inc., will be held on December 26, 2001 at 2:00 p.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

   The special meeting is being held for the following purposes:

   For Shareholders of Institutional International Portfolio Only:

   1. To approve a new investment advisory agreement between The Glenmede Fund, Inc., on behalf of the Institutional International Portfolio, and Philadelphia International Advisors LP.

   For Shareholders of International Portfolio Only:

   2. To approve a sub-investment advisory agreement among The Glenmede Fund, Inc., on behalf of the International Portfolio, Glenmede Advisers, Inc. and Philadelphia International Advisors LP.

   For Shareholders of Both Portfolios:

   3. To transact such other business as may properly come before the special meeting or any adjournments thereof.

   Shareholders of record at the close of business on October 31, 2001 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the proposals referred to above. Each shareholder is invited to attend the special meeting in person. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy card in order that the meeting can be held and a maximum number of shares may be voted.

Your vote is important, no matter how many shares you own. To avoid the cost of follow up solicitation and a possible adjournment, please read the enclosed Proxy Statement and COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 12:00 NOON, EASTERN TIME, ON DECEMBER 24, 2001.

   By order of the Board of Directors of The Glenmede Fund, Inc.

                                                           Michael P. Malloy
December 10, 2001                                          Secretary

                             THE GLENMEDE FUND, INC.

                              200 Clarendon Street
                           Boston, Massachusetts 02116
                                 (800) 442-8299

                                 PROXY STATEMENT
                                December 10, 2001

   This Proxy Statement is furnished by The Glenmede Fund, Inc. (the "Company") to the shareholders of its Institutional International Portfolio and International Portfolio (each a "Portfolio, and together, the "Portfolios") on behalf of the Company's Board of Directors (the "Board" or the "Directors") in connection with the Company's solicitation of the accompanying proxy. The proxy will be voted at a special meeting of shareholders to be held on December 26, 2001 at 2:00 p.m., Eastern time, at the offices of Glenmede Advisers, Inc. ("Glenmede Advisers"), One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement is being mailed to the shareholders on or about December 10, 2001.

Voting Matters

   Only shareholders of record on October 31, 2001 (the "record date") are entitled to be present and to vote at the Meeting. As of October 31, 2001 there were outstanding 22,451,087.894 shares of the Institutional International Portfolio and 94,613,414.390 shares of the International Portfolio. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

   A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Portfolio. The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposals described in this Proxy Statement.

   In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

   A shareholder may revoke the accompanying proxy at any time before its use by submitting to the Company a written revocation, duly executed proxy bearing a later date or by attending the Meeting and electing to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

Proxy Solicitation

   The solicitation of proxies will be primarily by mail. In addition, some officers of the Company and persons affiliated with Glenmede Advisers may, without remuneration, solicit proxies by personal interview, telephone or telefax.

   Shareholders also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Automatic Data Processing, Inc. ("ADP"), a third party vendor hired by the Company, or by telephone "touch-tone" voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, or by telephone "touch-tone" voting, you will need the 12-digit "control" number that appears on your proxy card. To use the Internet, please access the Internet address found on your proxy card on the World Wide Web. To record your voting instructions by touch-tone telephone, call the toll-free number found on your proxy card. The Internet and touch-tone telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

   All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Portfolios. ADP and Alliance Print Group, Inc. ("Alliance") have been engaged by the Company to assist in the distribution and tabulation of proxies. The anticipated cost of the proxy solicitation is approximately $10,000, of which approximately $6,500 will be paid to ADP and $3,500 will be paid to Alliance.

Reports to Shareholders

   The Company prepares and mails to the Portfolios' shareholders financial reports on a semi-annual basis. The Company will furnish to shareholders upon request, without charge, copies of its Annual Report, containing audited financial statements for the fiscal year ended October 31, 2000, and its Semi-Annual Report, containing unaudited financial statements for the period ended April 30, 2001. Requests for such Annual and Semi-Annual Reports should be directed to 200 Clarendon Street, Boston, Massachusetts 02116, or by calling, toll-free, (800) 442-8299. The Annual and Semi-Annual Reports are not to be regarded as proxy soliciting materials.

Summary of Proposals

   The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.

----------------------------------------------------------------------------------------------
Proposal                                                 Shareholders Solicited
----------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement        Shareholders of the Institutional
   between the Company, on behalf of the                 International Portfolio only.
   Institutional International Portfolio, and
   Philadelphia International Advisors LP.
----------------------------------------------------------------------------------------------
2. To approve a sub-investment advisory agreement        Shareholders of the International
   among the Company, on behalf of the                   Portfolio only.
   International Portfolio, Glenmede Advisers and
   Philadelphia International Advisors LP.
----------------------------------------------------------------------------------------------
3. To transact such other business as may properly       Either and/or both Portfolios, voting
   come before the Meeting.                              together or separately as a Portfolio
                                                         as the circumstances may dictate.
----------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH PROPOSAL.

                             PROPOSALS NO. 1 AND 2

                  APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR
                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                                       AND
                APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT FOR
                             INTERNATIONAL PORTFOLIO

   Shareholders of the Institutional International Portfolio are being asked to approve a new investment advisory agreement between the Company, on behalf of the Institutional International Portfolio, and Philadelphia International Advisors LP ("Philadelphia International"), pursuant to which Philadelphia International would act as the new investment advisor to the Portfolio.

   Shareholders of the International Portfolio are being asked to approve a sub-investment advisory agreement among the Company, on behalf of the International Portfolio, Glenmede Advisers and Philadelphia International, pursuant to which Philadelphia International would act as the investment sub-advisor to the Portfolio under the supervision of Glenmede Advisers as investment advisor.

Introduction

   Glenmede Advisers currently serves as the advisor to the Institutional International Portfolio and the International Portfolio and manages their assets pursuant to investment advisory agreements between Glenmede Advisers and the Portfolios.

   The Investment Advisory Agreement between the Institutional International Portfolio and The Glenmede Trust Company ("Glenmede Trust"), dated July 31, 1992, was approved by the initial shareholder of the Portfolio on July 30, 1992 in connection with the Portfolio's organization. Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Investment Advisory Agreement, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with the Investment Advisory Agreement, by Assumption and Guarantee dated as of September 1, 2000.

   The Investment Advisory Agreement between the Company, on behalf of the International Portfolio, and Glenmede Trust, dated October 25, 1988, was approved by the initial shareholder of the Portfolio on October 19, 1988 in connection with the Portfolio's organization and was last approved by the shareholders on October 30, 1989, when the shareholders approved its continuation for a twelve month period. Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Investment Advisory Agreement, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with the Investment Advisory Agreement, by Assumption and Guarantee dated as of September 1, 2000.

   Each Investment Advisory Agreement was last approved by the Board on October 10, 2001, when the Directors approved their continuation for a twelve month period commencing November 1, 2001.

   The current employees of Glenmede Advisers primarily responsible for the portfolio management of the Portfolios recently formed a limited partnership. It is proposed that this new limited partnership, Philadelphia International, manage the assets of the Portfolios as advisor to the Institutional International Portfolio and sub-advisor to the International Portfolio under the supervision of Glenmede Advisers as investment advisor. The management of the Portfolios' assets by Philadelphia International will not result in a change in the management team, investment philosophy or investment management process. In particular, Andrew B. Williams, who has been primarily responsible for the management of the Institutional International Portfolio and the International Portfolio since each commenced operations on August 1, 1992 and November 17, 1988, respectively, will continue to be primarily responsible for the management of each of the Portfolios at Philadelphia International.

   At a meeting held on December 10, 2001, the Board approved the proposed new investment advisory agreement between the Company, on behalf of the Institutional International Portfolio, and Philadelphia International, subject to approval by the shareholders, to become effective January 1, 2002 (the "New Advisory Agreement"). The Board also approved the proposed sub-investment advisory agreement between the Company, on behalf of the International Portfolio, Glenmede Advisers and Philadelphia International, subject to approval by the shareholders, to become effective January 1, 2002 (the "Sub-Advisory Agreement").

Information about Philadelphia International

   Philadelphia International is a limited partnership formed on September 21, 2001. The address of Philadelphia International is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103. Philadelphia International was formed to provide investment advisory services related to international equity investments. It is anticipated that as of the commencement of investment advisory operations on January 1, 2002, Philadelphia International will have over $1.5 billion of assets under management.

Partners in Philadelphia International

   Name*                          Ownership Status
   -----                          ----------------
   Glenmede Trust Company         Limited Partner

   Philadelphia International     General Partner
   Partners LP**

   *The primary business address of each person is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

   **Andrew B. Williams and James S. Lobb are the limited partners in Philadelphia International Partners LP. AB Williams Company LLC is the general partner in Philadelphia International Partners LP.

Principal Executive Officers of Philadelphia International

                                  Positions and Offices with
   Name*                          Philadelphia International
   -----                          --------------------------
   Andrew B. Williams             President, Chief Executive Officer and
                                  Chief Investment Officer

   James S. Lobb                  Director of Sales and Client Services

   *The principal business address of each person is One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

   As of October 31, 2001, no director or officer of the Company was an officer, employee, director, general partner or shareholder of Philadelphia International.

   All information contained in this Proxy Statement about Philadelphia International has been provided by Philadelphia International.

Information regarding other investment portfolios with a similar objective advised by Philadelphia International

   In addition to serving as investment advisor to the Institutional International Portfolio and International Portfolio, investment portfolios of the Company, Glenmede Advisers also currently serves as a sub-investment advisor of the International Equity Fund, a series of AB Funds Trust. When it commences operations on January 1, 2002 and if approved by shareholders, Philadelphia International will replace Glenmede Advisers as the advisor to the Institutional

International Portfolio, and as sub-advisor to the International Equity Fund, and will be the sub-advisor to the International Portfolio under the supervision of Glenmede Advisers as investment advisor. The Institutional International Portfolio, International Portfolio and International Equity Fund have substantially similar investment strategies. Philadelphia International does not anticipate that it will advise other registered investment companies that have a substantially similar investment strategy when it commences operations on January 1, 2002.

   The following table contains information, as of October 31, 2001, about assets of Institutional International Portfolio, International Portfolio and International Equity Fund which are currently managed by Glenmede Advisers.

                             Net Assets              Annual Rate of Compensation
                             ----------              ---------------------------
                             Managed by              received by Glenmede Advisers
                             ----------              -----------------------------
                             Glenmede                as a Percentage of Average
                             --------                --------------------------
                             Advisers as of          Daily Net Assets Managed by
                             --------------          ---------------------------
Portfolio                    October 31, 2001        Glenmede Advisers
---------                    ----------------        -----------------
Institutional                $  266,315,759.21       0.75%(1)
International Portfolio of
The Glenmede Fund, Inc.

International Portfolio of   $1,219,184,319.82       0.00%(2)
The Glenmede Fund, Inc.

International Equity Fund    $   98,834,487.93(3)    0.40% of the first $100,000,000
of AB Funds Trust                                    0.35% of the next $100,000,000
                                                     0.30% of assets over $200,000,000(4)

(1) Glenmede Advisers agreed to waive its fees with respect to the Institutional International Portfolio to the extent necessary to ensure that the Portfolio's annual total operating expenses would not exceed 1.00% of the Portfolio's average net assets. Philadelphia International also has agreed to waive its fees with respect to the Institutional International Portfolio to the extent necessary to ensure that the Portfolio's annual total operating expenses do not exceed 1.00% of the Portfolio's average net assets. Philadelphia International currently estimates that the Total Annual Portfolio Operating expenses will not exceed 0.84% of the Portfolio's average daily net assets.

(2) The International Portfolio does not pay advisory fees to Glenmede Advisers and will not pay advisory fees to Philadelphia International if it becomes a sub-advisor to the International Portfolio. However, current shareholders of that investment portfolio are clients of Glenmede Trust and pay fees directly to Glenmede Trust for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The maximum annual client fee is presently 1.00% of a client's assets under management. The actual fee charged by Glenmede Trust to its clients for such services varies depending on a number of factors, including the particular services provided to the client, but are generally under 1.00% of the client's assets under management.

(3) Glenmede Advisers is currently one of seven sub-advisors to the International Equity Fund, a series of AB Funds Trust. The net assets shown above were those managed by Glenmede Advisers as of October 31, 2001.

(4) The management fee shown above currently is paid to Glenmede Advisers for managing a portion of the International Equity Fund, a series of AB Funds Trust, and is expressed as a percentage of the average daily net assets managed by Glenmede Advisers. This management fee will be paid instead to Philadelphia International when it replaces Glenmede Advisers as a sub-advisor to the International Equity Fund. The International Equity Fund pays monthly aggregate management fees to its adviser, SBC Financial Services, Inc., and its sub-advisers, including the fee paid to Glenmede Advisers shown above, at an annual percentage of 0.96% of its average daily net assets. SBC Financial Services, Inc. has agreed, through July 15, 2002, to waive fees and reimburse expenses of the Retail Class, Retirement Class and Institutional Class of the International Equity Fund which exceed, in the aggregate, the annual percentage rate of the class' average daily net assets as follows: Retail Class: 1.45%; Retirement Class: 1.15%; Institutional Class: 0.96%.

                                 Proposal No. 1
           The New Investment Advisory Agreement between the Company, on behalf of the Institutional International Portfolio,
                         and Philadelphia International

   Under the current Investment Advisory Agreement for the Institutional International Portfolio, Glenmede Advisers is entitled to receive from the Portfolio a monthly fee equal on an annual basis to 0.75% of the average daily net assets of the Portfolio. For the fiscal year ended October 31, 2001, Glenmede Advisers received investment advisory fees of $2,169,106.99 from the Institutional International Portfolio.

   The terms of the proposed New Advisory Agreement are substantively the same in all material respects to the terms of the current Investment Advisory Agreement for the Institutional International Portfolio. Moreover, like the current Investment Advisory Agreement, the proposed New Advisory

Agreement provides that Philadelphia International is entitled to receive from the Portfolio a fee calculated daily and payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets. THUS, THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE INSTITUTIONAL INTERNATIONAL PORTFOLIO. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

   The proposed New Advisory Agreement provides that Philadelphia International, subject to the control of the Board and in accordance with the investment objective, policies and limitations of the Portfolio, will manage the investment operations of the Portfolio and the composition of the portfolio of securities and investments (including cash) of the Portfolio. It will be the responsibility of Philadelphia International to make investment decisions for the Portfolio and to place purchase and sale orders for portfolio transactions. Philadelphia International will furnish a continuous investment program for the Portfolio, will maintain books and records with respect to its securities transactions, and will pay all expenses involved in the performance of its duties. The New Advisory Agreement provides that Philadelphia International shall not be liable to the Portfolio or any shareholder for anything done or omitted by it except acts or omissions involving willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties imposed upon it by the New Advisory Agreement, breach of fiduciary duty with respect to receipt of compensation for services rendered or for any losses that may be sustained in connection with the purchase, holding, redemption or sale of securities on behalf of the Portfolio.

   The term of the current Investment Advisory Agreement expires on October 31 of each year unless specifically approved at least annually (i) by the vote of a majority of the Directors who are not parties to the advisory agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, and (ii) by the Board or by a vote of a majority of the outstanding shares of the Portfolio. If approved by the shareholders at this Meeting, the initial term of the New Advisory Agreement will extend until October 31, 2002, and thereafter shall continue in effect for successive one-year terms ending on October 31 of each year if specifically approved at least annually in the manner described above. Each agreement provides for termination automatically upon assignment and each is terminable at any time without penalty by the Directors or by a vote of a majority of the Portfolio's outstanding shares, on 60 days' written notice to the advisor or by the advisor on 90 days' written notice to the Company.

Evaluation by the Board of Directors

   At a Board meeting held on December 10, 2001, the Board, including the all of the Directors who are not "interested persons" of the Company, Glenmede Advisers or Philadelphia International (the "Disinterested Directors"), unanimously approved the New Advisory Agreement and voted to recommend its approval by the Portfolio's shareholders.

   In determining whether to approve the New Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Disinterested Directors, considered, among other things: (1) representations of Philadelphia International and Glenmede Advisers that the individuals primarily responsible for the management of the Portfolio, including Andrew B. Williams, will be employed in a similar capacity by Philadelphia International, the qualifications of such individuals, and the nature, quality and extent of the investment advisory services that have been provided in the past by such individuals; and
(2) representations that the investment philosophy and the process in which the Portfolio's assets are currently managed will not change, and the nature and quality of such investment philosophy and process that has been provided in the past. The Board also considered that the terms of the New Advisory Agreement are substantively the same in all material respects to those of the current Investment Advisory Agreement, in particular that the compensation payable to Philadelphia International under the New Advisory Agreement would be the same as the compensation payable to Glenmede Advisers under the current Investment Advisory Agreement. The Directors also compared the compensation payable to Philadelphia International under the New Advisory Agreement to the fees charged by other institutional international funds, and considered the Portfolio's expense ratio and the expense ratio of other institutional international funds. The Directors also considered the expected profitability of Philadelphia International. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Directors concluded that the Portfolio would receive investment advisory services under the New Advisory Agreement that were at least equal to those it received under the current Investment Advisory Agreement at the same fee level, and the Directors, including all the Disinterested Directors, unanimously approved the New Advisory Agreement. If the New Advisory Agreement is not approved by shareholders, the Directors will take such actions as deemed appropriate to obtain investment advice for the Portfolio.

   The Board believes that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Institutional International Portfolio and its shareholders and recommends that the shareholders approve the New Advisory Agreement.

Recommendation and Required Vote

   As provided in the 1940 Act, approval of this Proposal No. 1 by the Institutional International Portfolio shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Portfolio's shares present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present, or (ii) more than 50% of the outstanding shares of the Portfolio. Shares represented by proxies that reflect abstentions or broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker "non-votes" have the same effect as casting a vote against this Proposal No. 1.

   THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE INSTITUTIONAL INTERNATIONAL PORTFOLIO VOTE "FOR" THE NEW ADVISORY AGREEMENT IN PROPOSAL NO. 1.

                                 Proposal No. 2
            The Sub-Investment Advisory Agreement among the Company,
           on behalf of the International Portfolio, Glenmede Advisers and Philadelphia International

   Under the current Investment Advisory Agreement for the International Portfolio, the Portfolio pays no fee to Glenmede Advisers. However, shareholders in the Portfolio are clients of Glenmede Trust, and pay fees directly to Glenmede Trust for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The maximum annual client fee is presently 1.00% of a client's assets under management. The actual annual fee charged by Glenmede Trust to its clients for such services varies depending on a number of factors, including the particular services provided to the client, but are generally under 1.00% of the client's assets under management.

   Under the proposed Sub-Advisory Agreement, neither the Portfolio nor Glenmede Advisers will pay an investment advisory fee to Philadelphia International for its investment sub-advisory services. Glenmede Trust will continue to charge an account level investment advisory fee on client assets invested in the Portfolio. THUS, THE SUB-ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN THE ADVISORY FEES PAID BY THE CLIENTS OF GLENMEDE TRUST INVESTED IN THE INTERNATIONAL PORTFOLIO OR BY THE INTERNATIONAL

PORTFOLIO. A form of Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit B.

   Under the current Investment Advisory Agreement with the International Portfolio, Glenmede Advisers, subject to the control of the Board and in accordance with the Portfolio's investment objective, policies and limitations, manages the investment and reinvestment of the Portfolio's assets, is responsible for making investment decisions and places orders for all purchases and sales of portfolio securities. If approved by shareholders at this Meeting, Philadelphia International will serve as the Portfolio's investment sub-advisor under the Sub-Advisory Agreement. Glenmede Advisers will continue to serve as the Portfolio's investment advisor under the current Investment Advisory Agreement.

   The proposed Sub-Advisory Agreement provides that Philadelphia International, subject to the control of the Board and Glenmede Advisers, and in accordance with the investment objective, policies and limitations of the Portfolio, will manage the investment operations of the Portfolio and the composition of the portfolio of securities and investments (including cash) of the Portfolio. It will be the responsibility of Philadelphia International to make investment decisions for the Portfolio and to place purchase and sale orders for portfolio transactions. Philadelphia International will furnish a continuous investment program for the Portfolio, will provide the Company and Glenmede Advisers with records concerning Philadelphia International's activities which the Company and Glenmede Advisers are required to maintain, will render regular reports to the Company's officers, the Board and Glenmede Advisers concerning Philadelphia International's discharge of its responsibilities under the Sub-Advisory Agreement, and will pay all expenses involved in the performance of its duties. The Sub-Advisory Agreement provides that Philadelphia International shall not be liable to the Portfolio or any shareholder or Glenmede Advisers for anything done or omitted by it except acts or omissions involving willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties imposed upon it by the Sub-Advisory Agreement, breach of fiduciary duty with respect to receipt of compensation for services rendered or for any losses that may be sustained in the purchase, holding, redemption or sale of securities on behalf of the Portfolio.

   If approved by the shareholders at this Meeting, the initial term of the Sub-Advisory Agreement will extend until October 31, 2002, and thereafter shall continue in effect for successive one-year terms ending on October 31 of each year if specifically approved at least annually (i) by the vote of a majority of the

Directors who are not parties to the Sub-Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party, and (ii) by the Board or by a vote of a majority of the outstanding shares of the Portfolio. The Sub-Advisory Agreement provides for termination automatically upon assignment and is terminable at any time without penalty by the Directors or by a vote of a majority of the Portfolio's outstanding shares, on 60 days' written notice to Philadelphia International or by Philadelphia International on 90 days' written notice to the Company.

Evaluation by the Board of Directors

   At a Board meeting held on December 10, 2001, the Board, including the all of the Directors who are not "interested persons" of the Company, Glenmede Advisers or Philadelphia International (the "Disinterested Directors"), unanimously approved the Sub-Advisory Agreement and voted to recommend its approval by the Portfolio's shareholders.

   In determining whether to approve the Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Disinterested Directors, considered, among other things: (1) representations of Philadelphia International and Glenmede Advisers that the individuals primarily responsible for the management of the Portfolio, including Andrew B. Williams, will be employed in a similar capacity by Philadelphia International, the qualifications of such individuals, and the nature, quality and extent of the investment advisory services that have been provided in the past by such individuals; and
(2) representations that the investment philosophy and the process in which the Portfolio's assets are currently managed will not change, and the nature and quality of such investment philosophy and process that has been provided in the past. The Board also considered that the Portfolio would continue to pay no fees for investment advisory services. The Directors also compared the investment advisory fees charged by other international funds, and considered the Portfolio's expense ratio and the expense ratio of other international funds. The Directors also considered the expected profitability of Philadelphia International. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Directors concluded that the Portfolio would receive investment advisory services under the Sub-Advisory Agreement that were at least equal to those it receives under the current Investment Advisory Agreement at the same fee level, and the Directors, including all the Disinterested Directors, unanimously approved the Sub-Advisory Agreement. If the Sub-Advisory Agreement is not approved by shareholders, the Directors will consider other alternatives, including the possible recommendation of another sub-advisor.

   The Board believes that the terms of the Sub-Advisory Agreement are fair to, and in the best interests of, the International Portfolio and its shareholders and recommends that the shareholders approve the Sub-Advisory Agreement.

Recommendation and Required Vote

   As provided in the 1940 Act, approval of this Proposal No. 2 by the International Portfolio shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Portfolio's shares present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present, or (ii) more than 50% of the outstanding shares of the Portfolio. Shares represented by proxies that reflect abstentions or broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker "non-votes" have the same effect as casting a vote against this Proposal No. 2.

   THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE INTERNATIONAL PORTFOLIO VOTE "FOR" THE SUB-ADVISORY AGREEMENT IN PROPOSAL NO. 2.

                             ADDITIONAL INFORMATION

Share Ownership Information

   5% Beneficial Ownership Information. As of October 31, 2001 the following persons or entities owned beneficially more than 5% of the outstanding shares of the Portfolios:

Institutional International Portfolio:

                                                          Percentage of
                                                          Outstanding Shares
Name and Address*                Number of Shares         of the Portfolio
-----------------                ----------------         ----------------
Bechtel Trust & Thrift Plan      2,530,905                11.27%
AstraZeneca                      1,345,643                 5.99%
State of California 401(k) Plan  5,127,912                22.84%
State of California 457 Plan     8,579,195                38.21%

International Portfolio:

                                 Number of Shares         Percentage of
                                 (amount and nature of    Outstanding Shares
Name and Address*                beneficial ownership)    of the Portfolio
-----------------                ---------------------    ----------------
Pew Memorial Trust               30,915,026               32.68%
J. Howard Pew Trust               6,812,063                7.20%
Brown Inv. Adv. & Trust          10,635,803               11.24%

*The principal address of each person is c/o The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

   According to information available to the Company, no other person owned beneficially, 5% or more of the outstanding shares of either Portfolio on the record date.

   Share Ownership of Directors and Officers. As of October 31, 2001, the Directors and officers of the Company owned less than 1% of outstanding shares of each Portfolio.

Information about Glenmede Advisers

   Glenmede Advisers, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, currently serves as investment advisor to the Portfolios. Glenmede Advisers became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. As of September 1, 2000, Glenmede Advisers assumed all rights and obligations of Glenmede Trust under the Portfolios' respective Investment Advisory Agreements, and Glenmede Trust guaranteed all obligations incurred by Glenmede Advisers in connection with those agreements. As of September 30, 2001, Glenmede Advisers and its affiliated companies had over $22.7 billion in assets in the accounts for which they serve in various capacities including as executor, trustee or investment advisor.

   The names and position with Glenmede Advisers of the principal executive officers and each director of Glenmede Advisers are as follows. The address for each is c/o Glenmede Advisers, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103.

Name                          Position with Glenmede Advisers
----                          -------------------------------
James L. Kermes               Director, President and Chief Executive Officer
A. E. Piscopo                 Director, Executive Vice President, Chief
                                 Operating Officer and Treasurer
James R. Belanger             Director, Vice President, Corporate Counsel
                                 and Corporate Secretary
Bruce D. Simon                Director and Senior Vice President
Robert J. Mancuso             First Vice President
Mary Ann B. Wirts             First Vice President
Thomas R. Angers              First Vice President
George F. Foley               Vice President
Erik H. Hagar                 Vice President
Stephen J. Mahoney            Vice President
Kimberly C. Osborne           Vice President
Steven R. Point               Vice President
Anthony K. Iuliano            Vice President
Rosemarie J. Kane             Vice President
Laura A. LaRosa               Vice President
Scott W. McGough              Vice President
Christopher J. Colarik        Investment Officer
Andrew E. Fulton              Investment Officer
Anthony W. Godonis            Investment Officer
Michael C. Crow               Investment Officer

   Glenmede Advisers, is a wholly-owned subsidiary of Glenmede Trust. Glenmede Trust, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. Glenmede Trust is a wholly-owned subsidiary of Glenmede Corporation. Glenmede Trust and Glenmede Corporation are located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103.

   The following Director and officers of the Company hold positions with the Glenmede Advisers or its affiliates:

                       Position with                 Position with Glenmede
                       -------------                 ----------------------
Name                   The Glenmede Fund, Inc.       Advisers or its affiliates
----                   -----------------------       --------------------------
G. Thompson Pew        Director                      Trustee of The Glenmede Portfolios;
                                                     Director of The Glenmede Trust Company;
                                                     Director of The Glenmede Trust Co. N.A.

Mary Ann B. Wirts      President                     President of The Glenmede Portfolios;
                                                     First Vice President of Glenmede
                                                     Advisers; First Vice President and
                                                     Manager of The Fixed Income Division of
                                                     The Glenmede Trust Company.

Kimberly C. Osborne    Executive Vice President      Executive Vice President of The Glenmede
                                                     Portfolios; Vice President of Glenmede
                                                     Advisers; Vice President of The Glenmede
                                                     Trust Company.

Other Services Provided by Glenmede Trust to the International Portfolio

   The Company has adopted a Shareholder Servicing Plan (the "Plan") whereby the International Portfolio may pay a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust) that are the dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in the International Portfolio. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Company. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their customers who beneficially own shares of the International Portfolio for a fee, computed monthly based upon the average daily net assets of the shares beneficially owned by the customers of such Servicing Agent at the annual rate of .05%. Glenmede Trust has entered into an Agreement with the Company with respect to the International Portfolio. The International Portfolio paid $708,575.19 in shareholder servicing fees to Glenmede Trust pursuant to the Plan during the fiscal year ended October 31, 2001. It is expected that Glenmede Trust will continue to provide these services to the International Portfolio after the Meeting.

Information about Other Service Providers

   Investors Bank & Trust Company serves as the administrator, transfer agent, dividend-paying agent and custodian for the Portfolios. The address of Investors Bank & Trust Company is 200 Clarendon Street, Boston, Massachusetts 02116.

   Quasar Distributors, LLC, serves as the distributor of the Portfolios' shares. The address of Quasar Distributors, LLC is 615 East Michigan Street, Milwaukee, WI 53202.

Portfolio Transactions

   During the period from November 1, 2000, through October 31, 2001, brokerage transactions were not placed with any person affiliated with the Portfolios, the Company, Glenmede Advisers, Glenmede Trust, Investors Bank & Trust Company or Quasar Distributors, LLC.

Shareholder Proposals

   The Meeting is a special meeting of shareholders. The Company is not required to, nor does it intend to, hold regular annual meetings of shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Company at 200 Clarendon Street, LEG 13, Boston, Massachusetts 02116 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters to Come Before the Meeting

   The Company's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the meeting requiring a vote of shareholders, including any question as to an adjournment of the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Portfolios.

   Please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or record your voting instructions by telephone or via the internet, by 12:00 noon on December 24, 2001.

December 10, 2001

THE GLENMEDE FUND, INC.
200 CLARENDON STREET
BOSTON, MA 02116

                          PROXY SOLICITED ON BEHALF OF
                    THE DIRECTORS OF THE GLENMEDE FUND, INC.
                 FOR THE INSTITUTIONAL INTERNATIONAL PORTFOLIO

     The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned all shares of Institutional International Portfolio, a series of The Glenmede Fund, Inc. (the "Portfolio"), which the undersigned is entitled to vote at the special meeting of shareholders of the Portfolio to be held on December 26, 2001 at 2:00 p.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number located on the proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number located on the proxy card and follow the simple instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE SIGN AND DATE THIS PROXY CARD BELOW
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   GLNMDE     KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------
                                                                        DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
THE GLENMEDE FUND, INC.

THE BOARD OF DIRECTORS OF THE GLENMEDE FUND INC.
RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL NO. 1

   Please indicate your vote by an "X" in the appropriate box below. This Proxy Card, if properly executed, will be voted in the manner directed by the shareholder and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1 and 3. Please refer to the Proxy Statement for a discussion of the Proposals.

Vote on Proposals                                          For  Against  Abstain

1. To approve a new investment advisery agreement between  [ ]    [ ]      [ ]
   The Glenmede Fund, Inc., on behalf of the Institutional
   International Portfolio, and Philadelphia International
   Advisors LP.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments thereof.

NOTE: Please sign exactly as your name appears on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

                   To vote by mail, please record your voting
                instructions on this proxy card, sign it below, and return it promptly in the envelope provided.
                            Your vote is important.

I PLAN TO ATTEND THE SPECIAL MEETING OF
SHAREHOLDERS ON DECEMBER 26, 2001.              [ ]
(If you plan to attend the Special Meeting, you must mail in this proxy card.)


----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)     Date

THE GLENMEDE FUND, INC.
200 CLARENDON STREET
BOSTON, MA 02116

                          PROXY SOLICITED ON BEHALF OF
                    THE DIRECTORS OF THE GLENMEDE FUND, INC.
                         FOR THE INTERNATIONAL PORTFOLIO

     The undersigned hereby appoints Mary Ann B. Wirts and Kimberly C. Osborne, and each of them, attorneys and proxies for the undersigned, with full power of substitution to represent the undersigned and to vote on behalf of the undersigned all shares of International Portfolio, a series of The Glenmede Fund, Inc. (the "Portfolio"), which the undersigned is entitled to vote at the special meeting of shareholders of the Portfolio to be held on December 26, 2001 at 2:00 p.m., Eastern time, at the offices of Glenmede Advisers, Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-8903
3) Enter the 12-digit control number located on the proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number located on the proxy card and follow the simple instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

PLEASE SIGN AND DATE THIS PROXY CARD BELOW
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   GLNMD2     KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------
                                                                        DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
THE GLENMEDE FUND, INC.

THE BOARD OF DIRECTORS OF THE GLENMEDE FUND INC.
RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL NO. 2.

   Please indicate your vote by an "X" in the appropriate box below. This Proxy Card, if properly executed, will be voted in the manner directed by the shareholder and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 2 and 3. Please refer to the Proxy Statement for a discussion of the Proposals.

Vote on Proposals                                          For  Against  Abstain

2. To approve a sub-investment advisery agreement          [ ]    [ ]      [ ]
   among The Glenmede Fund, Inc., on behalf of the International Portfolio, Glenmede Advisers, Inc. and
   Philadelphia International Advisors LP.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments thereof.

NOTE: Please sign exactly as your name appears on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

                   To vote by mail, please record your voting
                instructions on this proxy card, sign it below, and return it promptly in the envelope provided.
                            Your vote is important.

I PLAN TO ATTEND THE SPECIAL MEETING OF
SHAREHOLDERS ON DECEMBER 26, 2001.              [ ]
(If you plan to attend the Special Meeting, you must mail in this proxy card.)


----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owners)     Date